                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: March 7, 2003
                                          -------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK

             (Exact name of registrant as specified in its charter)

           Virginia                    0-25762             54-1719855
-------------------------------      ------------     -------------------
(State or other jurisdiction of      (Commission         (IRS Employer
         incorporation)              File Number)     Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia            23060
--------------------------------------------------         ----------
    (Address of principal executive offices)               (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

                                 (Former name or
                 former address, if changed since last report):
                                 Not Applicable

ITEM 5.     OTHER EVENTS

            The February 2003 monthly Certificateholder's Statements to investors were distributed March 7, 2003.

ITEM 7 (c). EXHIBITS

            The following are filed as exhibits to this Report under Exhibit 20:

            1.  February Performance Summary

            2. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of February 2003

            3. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of February 2003

            4. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of February 2003

            5. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of February 2003

            6. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of February 2003

            7. Series 2000-2 Class A and Class B Certificateholder's Statements for the month of February 2003

            8. Series 2000-3 Class A and Class B Certificateholder's Statements for the month of February 2003

            9. Series 2000-4 Class A and Class B Certificateholder's Statements for the month of February 2003

            10. Series 2000-5 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            11. Series 2001-1 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            12. Series 2001-2 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            13. Series 2001-3 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            14. Series 2001-4 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            15. Series 2001-5 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            16. Series 2001-6 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            17. Series 2001-7 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            18. Series 2001-8 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            19. Series 2002-1 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            20. Series 2002-2 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            21. Series 2002-3 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            22. Series 2002-4 Class A and Class B Certificateholder's Statements
                for the month of February 2003

            23. Trust Excess Spread Analysis


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    CAPITAL ONE MASTER TRUST

                                    By:  CAPITAL ONE BANK
                                         Servicer

                                    By: /s/ Tom Feil
                                        ------------
                                        Tom Feil
                                        Director, Capital Markets

Date: March 7, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                               ------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                    SEQUENTIALLY
EXHIBIT                                                                             NUMBERED
NUMBER             EXHIBITS                                                         PAGE
------             --------                                                         --------------

  1                February Performance Summary                                            07

  2                Series 1996-3 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      09

  3                Series 1998-1 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      11

  4                Series 1998-4 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      13

  5                Series 1999-1 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      15

  6                Series 1999-3 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      17

  7                Series 2000-2 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      19

  8                Series 2000-3 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      21

  9                Series 2000-4 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      23

  10               Series 2000-5 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      25

  11               Series 2001-1 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      27

  12               Series 2001-2 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      29

  13               Series 2001-3 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      31

  14               Series 2001-4 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      33

  15               Series 2001-5 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      35

  16               Series 2001-6 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      37

  17               Series 2001-7 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      39

  18               Series 2001-8 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      41

  19               Series 2002-1 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      43

  20               Series 2002-2 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      45

  21               Series 2002-3 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      47

  22               Series 2002-4 Class A and Class B Certificate-
                   holder's Statements for the month of February 2003                      49

  23               Trust Excess Spread Analysis                                            51